Rule 497(e)
                                                      Registration No. 33-17604

THE TREASURER'S FUND, INC.                           19 OLD KINGS HIGHWAY SOUTH
(the "Fund")                                             DARIEN, CT  06820-4526
                                                               (1-800-877-3863)
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        Supplement to Prospectus and Statement of Additional Information
                              dated March 1, 1997

Gabelli-O'Connor Fixed Income Mutual Funds Management Co., the Fund's investment advisor (the "Advisor"), is currently owned in partnership with Thomas E. O'Connor & Co. L.P. ("TOC & Co. L.P."), a Delaware limited partnership and the owner of a 50% general partnership interest, and Gabelli Funds, Inc. ("Gabelli"), a New York corporation currently owning the remaining 50% general partnership interest in the Advisor. TOC & Co. L.P. and Gabelli have entered into a purchase agreement pursuant to which Gabelli will purchase substantially all of TOC & Co. L.P.'s 50% partnership interest in the Advisor (the "Acquisition"). In addition, the terms of the purchase agreement provide for the purchase by Gabelli of the partnership interests currently owned by TOC & Co. L.P. in an affiliated company, Gabelli-O'Connor Fixed Income Management Co. The Advisor and its affiliated company will merge into a newly created Delaware limited liability company, Gabelli Fixed Income L.L.C., which will be the successor registered investment advisor to the Fund. Upon the consummation of the Acquisition, Gabelli Fixed Income, Inc., a wholly owned subsidiary of Gabelli, will hold 81% of the interests in such entity and the remaining 19% interest, will be owned by senior officers of the Advisor.

If consummated, this transaction will technically result in a change in control of the Advisor. Under the Investment Company Act of 1940, as amended (the "1940 Act"), such a change in control will result in an "assignment" of the Advisory Agreements with the Advisor, thereby causing the automatic termination of these Agreements. Therefore, as a condition to the closing of the Acquisition, the shareholders of each of the Portfolios of the Fund will be asked to approve a new Advisory Agreement with Gabelli Fixed Income L.L.C.

The Advisor has indicated that the change in control of the Advisor will have no immediate impact upon the Advisor's performance of its responsibilities and obligations.

The Nominating Committee of the Fund has proposed the following persons to serve as directors of the Fund subject to their election at the special meeting of shareholders:

          Anthony J. Colavita                 Felix J. Christiana
          Richard N. Daniel                   Mary E. Hauck
          Mario J. Gabelli                    Robert C. Kolodny, M.D.
          Karl Otto Pohl                      William A. Merritt, Jr.
          Werner J. Roeder, M.D.              Thomas E. O'Connor
          Anthonie C. van Ekris               Anthony R. Pustorino
                                              Gary L. Roubos


The Board of Directors of the Fund approved the following actions to take effect upon the closing of the Acquisition:

         1. The Board of Directors has approved, as to each Portfolio, a new Advisory Agreement with Gabelli Fixed Income L.L.C. The new Advisory Agreement, as to each Portfolio, contains the identical terms and conditions governing the Advisor's investment management responsibilities as the respective Portfolio's current Advisory Agreement

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                  with the Advisor except for (i) the dates of execution and termination, (ii) the name of the Advisor and (iii) the classification of the Advisor as a limited liability corporation. These agreements are subject to the affirmative approval of the shareholders of the Fund.

         2. The Board of Directors has approved, as to each Portfolio, a new Administrative Services Agreement with Gabelli. Gabelli will subcontract with the current Administrator, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, for the performance of the operational components of the Portfolios' administration. The responsibilities and fees paid under the new Administrative Services Agreement are identical to the responsibilities and fees paid under the current administration agreement.

         3. The Board of Directors has approved, as to each Portfolio, a new Distribution Agreement with Gabelli Fixed Income Distributors, Inc. to succeed GOC Fund Distributors, Inc. The new Distribution Agreement, as to each applicable Portfolio, contains the identical terms and conditions governing the Distributor's responsibilities as the respective Portfolio's current Distribution Agreement except for (i) the dates of execution and termination and (ii) the identity of the new Distributor.



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